UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549
_________________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 7, 2007

HMS Holdings Corp.

(Exact Name of Registrant as Specified in Charter)

New York	0-50194	11-3656261
(State or Other Juris-	(Commission	(IRS Employer
diction of Incorporation	File Number)	Identification No.)

401 Park Avenue South, New York, New York 10016

(Address of Principal Executive Offices, Zip Code)

Registrant’s telephone number, including area code: (212) 725-7965

Not applicable.

(Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 – Corporate Governance and Management

Item 5.02	Departure of Directors or Certain Officers; Election of Directors;
Appointment of Certain Officers; Compensatory Arrangements of
Certain Officers

Compensatory Arrangements of Certain Officers

          Extension of Robert M. Holster’s Employment Agreement. Pursuant to the approval of our Board of Directors, as of July 16, 2007 we entered into a Second Amendment to Employment with Robert M. Holster, our Chief Executive Officer. The Second Amendment extends the term of Mr. Holster’s Employment Agreement to April 2, 2010. No other modifications were made to Mr. Holster’s Employment Agreement.

A more extensive discussion of the terms of Mr. Holster’s Employment Agreement may be found under the caption, “Employment Agreements – Robert M. Holster – Chief Executive Officer” in our Proxy Statement, dated May 1, 2007, as filed with the Securities and Exchange Commission.

A copy of the Second Amendment is attached hereto as Exhibit 10.1 and is incorporated into this report by this reference.

Exhibit Number	Exhibit Description

10.1	Second Amendment to Employment Agreement for
Robert M. Holster

SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: August 7, 2007

By:	/s/ Walter D. Hosp
Walter D. Hosp
Chief Financial Officer
(Principal Financial Officer
and Accounting Officer)

INDEX TO EXHIBITS

Exhibit Number	Exhibit Description

10.1	Second Amendment to Employment Agreement for
Robert M. Holster